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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) SEPTEMBER 28, 2004
                                                        ------------------

                                  iVILLAGE INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             000-25469                                 13-3845162
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     (Commission File Number)               (IRS Employer Identification No.)


     500 SEVENTH AVENUE, NEW YORK, NEW YORK                      10018
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 600-6000
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              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement.

         The Compensation Committee of the Board of Directors of iVillage Inc. (the "Company") has granted to the directors and certain named executive officers of the Company non-qualified stock options to purchase shares of the Company's common stock, $0.01 par value per share ("Common Stock"). Certain information concerning these grants is set forth below. The terms of these options are governed by both the applicable option plan and stock option agreements entered into between the Company and each grantee, a form of which is attached to this report as Exhibit 99.1. The exercise prices indicated below represent the closing selling price per share of the Common Stock on the NASDAQ National Market on the date of grant.

             OPTION GRANTS TO DIRECTORS AND NAMED EXECUTIVE OFFICERS


                                    DATE OF                                         EXERCISE   EXPIRATION    NUMBER OF
     OPIONEE'S NAME AND TITLE        GRANT                   PLAN                     PRICE       DATE        SHARES
----------------------------------- ---------- ------------------------------------ ---------- ------------ ------------
Ajit M. Dalvi                                    1999 Non-Qualified Stock Option
   Director                         10/15/04          Plan ("1999 NQ SOP")            $5.39     10/14/14      10,000

John T. Healy
   Director                         10/15/04               1999 NQ SOP                $5.39     10/14/14      10,000

Edward D. Horowitz
   Director                         10/15/04               1999 NQ SOP                $5.39     10/14/14      10,000

Habib Kairouz
   Director                         10/15/04               1999 NQ SOP                $5.39     10/14/14      10,000

Lennert J. Leader
   Director                         10/15/04               1999 NQ SOP                $5.39     10/14/14      10,000

Edward T. Reilly
   Director                         10/15/04               1999 NQ SOP                $5.39     10/14/14      10,000

Douglas W. McCormick
   Chairman of the Board and
   Chief Executive Officer          10/13/04               1999 NQ SOP                $5.91     10/12/14      450,000

Steven A. Elkes
   Chief Financial Officer &
   Executive Vice President,
   Operations and Business Affairs   9/28/04               1999 NQ SOP                $5.90      9/27/14      125,000

Jane H. Tollinger
   Executive Vice President,
   Strategy and Business Affairs     9/28/04               1999 NQ SOP                $5.90      9/27/14      125,000


         With the exception of Mr. Dalvi, each stock option vests to the extent of 6.25% of the shares underlying the option in quarterly installments over four years. As a director for less than one year, Mr. Dalvi's option will vest to the extent of 25% of the shares underlying the option on October 15, 2005, and thereafter to the extent of 6.25% of the remaining shares underlying the option in quarterly installments over three years. In the event of a change of control of the Company, the vesting of these stock options will accelerate and these stock options will become fully exercisable.


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Item 9.01  Financial Statements and Exhibits.

           (c)      Exhibits

                    99.1 Form of 1999 Non-Qualified Stock Option Plan Stock Option Agreement










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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           IVILLAGE INC.
                                           (Registrant)

         Date:  October 19, 2004           By:  /s/ Steven A. Elkes
                                               --------------------
                                               Steven A. Elkes
                                               Chief Financial Officer &
                                               Executive Vice President,
                                               Operations & Business Affairs





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                                  EXHIBIT INDEX


 EXHIBIT NO.    DESCRIPTION
 -----------    -----------
   99.1         Form of 1999 Non-Qualified Stock Option Plan Stock Option
                Agreement